                                                                   Exhibit 10.70


                         THE EXCHANGE OFFER WILL EXPIRE
             AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 3, 1999,
                    UNLESS EXTENDED (THE "EXPIRATION DATE").
                  HOLDERS ARE REQUESTED TO DELIVER THIS LETTER
                     AND ANY WARRANTS TO THE EXCHANGE AGENT
                       BY NO LATER THAN NOVEMBER 15, 1999.

                                  KNOLOGY, INC.
                            TAX IDENTIFICATION NUMBER
                                   58-2424258

                              LETTER OF TRANSMITTAL

     OFFER TO EXCHANGE ITS WARRANTS TO PURCHASE SERIES A PREFERRED STOCK OF
                                 KNOLOGY, INC.
                           FOR ANY AND ALL OUTSTANDING
         WARRANTS TO PURCHASE PREFERRED STOCK OF KNOLOGY HOLDINGS, INC.
 ISSUED PURSUANT TO THAT CERTAIN WARRANT AGREEMENT DATED AS OF OCTOBER 22, 1997,
                    BY AND BETWEEN KNOLOGY HOLDINGS, INC. AND
            UNITED STATES TRUST COMPANY OF NEW YORK, AS WARRANT AGENT


                               THE EXCHANGE AGENT
                           FOR THE EXCHANGE OFFER IS:

                     UNITED STATES TRUST COMPANY OF NEW YORK

            BY FACSIMILE:                               BY MAIL:

            (212) 420-6211               United States Trust Company of New York
      Attention Customer Service              P O. Box 843, Cooper Station
Confirm by Telephone to (800) 548-6565          New York, New York 10276
                                           Attention Corporate Trust Services



      BY HAND BEFORE 4:30 P.M.:          BY OVERNIGHT COURIER AND BY HAND AFTER
                                                       4:30 P.M.:

United States Trust Company of New York  United States Trust Company of New York
             111 Broadway                       770 Broadway, 13th Floor
       New York, New York 10006                 New York, New York 10003
Attention Lower Level Corporate Trust
                Window


  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
     ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A
        NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID
           DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ
            CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         Capitalized terms used but not defined herein shall have the same meaning given them in the Information Statement (as defined below).

         This Letter of Transmittal is to be completed by holders of Old Knology Warrants (as defined below) either if Old Knology Warrants are to be forwarded herewith or if tenders of Old Knology Warrants are to be made by book-entry transfer to an account maintained by United States Trust Company of New York (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in Instruction 11 "Procedures for Tendering Old Knology Warrants."

         DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

         List below the Old Knology Warrants of which you are a holder. If the space provided below is inadequate, list the certificate numbers and amount on a separate signed schedule and attach that schedule to this Letter of Transmittal. See Instruction 3.


                    ALL TENDERING HOLDERS COMPLETE THIS BOX:

---------------------------------------------------------------------------------------------------------------------
                                  DESCRIPTION OF OLD KNOLOGY WARRANTS TENDERED
---------------------------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED
                HOLDER
         (FILL IN, IF BLANK)                                   OLD KNOLOGY WARRANTS TENDERED
---------------------------------------------------------------------------------------------------------------------
                                                    CERTIFICATE
                                                     NUMBER(S )*                  AMOUNT               AMOUNT
                                                  (ATTACH ADDITIONAL        (ATTACH ADDITIONAL    TENDERED (IF LESS
                                                  LIST IF NECESSARY)        LIST IF NECESSARY)       THAN ALL)**
                                            -------------------------------------------------------------------------

                                            -------------------------------------------------------------------------

                                            -------------------------------------------------------------------------

                                            -------------------------------------------------------------------------

                                            -------------------------------------------------------------------------

                                            -------------------------------------------------------------------------

                                            -------------------------------------------------------------------------

                                            -------------------------------------------------------------------------

                                            -------------------------------------------------------------------------

                                            -------------------------------------------------------------------------
    TOTAL WARRANTS TENDERED:
---------------------------------------------------------------------------------------------------------------------

* Need not be completed by book-entry holders. Such holders should check the box below and provide the requested information.

** Need not be completed if tendering for exchange all Old Knology Warrants held. Old Knology Warrants may be tendered in whole or in part. All Old Knology Warrants held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.


|_| CHECK HERE IF TENDERED OLD KNOLOGY WARRANTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution: ---------------------------------------

         DTC Account Number: ---------------------------------------

         Transaction Code Number: ---------------------------------------

LADIES AND GENTLEMEN:

         The undersigned hereby tenders to KNOLOGY, Inc., a Delaware corporation ("NEW KNOLOGY"), the above described number of warrants to purchase preferred stock (the "Old Knology Warrants") of KNOLOGY Holdings, Inc. ("Old Knology") issued pursuant to that certain Warrant Agreement dated as of October 22, 1997 by and between Old Knology and United States Trust Company of New York, as warrant agent ("Warrant Agent'), in exchange for warrants to purchase NEW KNOLOGY Series A preferred stock (the "NEW KNOLOGY Warrants") which have not been registered under the Securities Act of 1933 (the "Securities Act"), upon the terms and subject to the conditions set forth in the Information Statement dated November 3, 1999 (as the same may be amended or supplemented from time to time, the "Information Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Information Statement, constitute the "Exchange Offer").

         Subject to and effective upon the acceptance for exchange of the Old Knology Warrants tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of NEW KNOLOGY all right, title and interest in and to such Old Knology Warrants as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of NEW KNOLOGY in connection with the Exchange Offer) with respect to the tendered Old Knology Warrants, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to: (i) deliver such Old Knology Warrants to NEW KNOLOGY together with all accompanying evidences of transfer and authenticity to, or upon the order of, NEW KNOLOGY upon receipt by the Exchange Agent, as the undersigned's agent, of the NEW KNOLOGY Warrants to be issued in exchange for such Old Knology Warrants; (ii) present certificates ("Certificates") for such Old Knology Warrants for transfer, and to transfer such Old Knology Warrants on the account books maintained by DTC; and (iii) receive for the account of NEW KNOLOGY all benefits and otherwise exercise all rights of beneficial ownership of such Old Knology Warrants, all in accordance with the terms and conditions of the Exchange Offer. For purposes of the Exchange Offer, the term "undersigned" as used herein shall be deemed to include any participant in the book-entry transfer system whose name appears on a security position listing as a holder of Old Knology Warrants.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD KNOLOGY WARRANTS TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, NEW KNOLOGY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD KNOLOGY WARRANTS TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY NEW KNOLOGY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, SALE, ASSIGNMENT AND TRANSFER OF THE OLD KNOLOGY WARRANTS TENDERED HEREBY.

         The undersigned acknowledges that the undersigned has been furnished with the Information Statement, understands and has evaluated the risks of the Exchange Offer, has been given the opportunity to ask questions of and receive answers from the executive officers of NEW KNOLOGY concerning the terms and conditions of the Exchange Offer, has received any documents and additional information which Stockholder has requested to evaluate the merits and risks of the Exchange Offer, has not been furnished any offering literature or prospectus other than the Information Statement, and except as described in this paragraph, has not been furnished with any oral or written representation or oral or written information in connection with the Exchange Offer which is not contained in the Information Statement. THE UNDERSIGNED AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The name(s) and address(es) of the registered holder(s) of the Old Knology Warrants tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Knology Warrants. The Certificate number(s) and the Old Knology Warrants that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         If any tendered Old Knology Warrants are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Knology Warrants than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Knology Warrants will be returned (or, in the case of Old Knology Warrants tendered by book-entry transfer, such Old Knology Warrants will be credited to an account maintained at DTC), without expense to the tendering holder promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that tenders of Old Knology Warrants pursuant to the procedures described in the instructions herein will, upon NEW KNOLOGY's acceptance for exchange of such tendered Old Knology Warrants, constitute a binding agreement between the undersigned and NEW KNOLOGY upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in Instruction 12, NEW KNOLOGY may not be required to accept for exchange any of the Old Knology Warrants tendered hereby. NEW KNOLOGY intends to accept all tenders of Old Knology Warrants simultaneously at the Closing of the Old Knology/TELCO Reorganization as described in the Information Statement.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the NEW KNOLOGY Warrants be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Knology Warrants, that such NEW KNOLOGY Warrants be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Old Knology Warrants not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Knology Warrants, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver NEW KNOLOGY Warrants to the undersigned at the address shown below the undersigned's signature.

         BY TENDERING OLD KNOLOGY WARRANTS AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT ANY NEW KNOLOGY WARRANTS TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED FOR INVESTMENT ONLY, FOR THE UNDERSIGNED'S OWN ACCOUNT, AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF OR PARTICIPATION THEREIN. THE UNDERSIGNED IS AN "ACCREDITED INVESTOR" AS SUCH TERM IN DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT. THE UNDERSIGNED UNDERSTANDS THAT THE NEW KNOLOGY WARRANTS TO BE ISSUED PURSUANT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT IN RELIANCE UPON THE REPRESENTATIONS SET FORTH HEREIN. THE UNDERSIGNED ACKNOWLEDGES THE RESTRICTIONS DESCRIBED IN THE INFORMATION STATEMENT ON THE TRANSFER OF THE NEW KNOLOGY WARRANTS AND THE UNDERLYING STOCK.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Information Statement and in the Instructions contained in this Letter of Transmittal, this tender is irrevocable.

         ALTHOUGH THE EXCHANGE OFFER WILL REMAIN OPEN UNTIL THE EXPIRATION DATE, NEW KNOLOGY REQUESTS THAT YOU PLEASE DELIVER THIS LETTER AND ANY WARRANTS TO THE EXCHANGE AGENT BY NO LATER THAN NOVEMBER 15, 1999.

PLEASE SIGN HERE

--------------------------------------------
                 Authorized Signature

Name:---------------------------------------

Title:--------------------------------------

Address: -----------------------------------

--------------------------------------------

Telephone Number: --------------------------

Dated:---------------------------------------

-------------------------------------------------
Taxpayer Identification or Social Security Number


PLEASE SIGN HERE



--------------------------------------------
                 Authorized Signature

Name:---------------------------------------

Title:--------------------------------------

Address: -----------------------------------

--------------------------------------------

Telephone Number: --------------------------

Dated:---------------------------------------

-------------------------------------------------
Taxpayer Identification or Social Security Number


     (NOTE: Signature(s) must be guaranteed if required by Instructions 2 and 5. This Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on Certificate(s) for the Old Knology Warrants hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith, including such opinions of counsel, certifications and other information as may be required by NEW KNOLOGY or the Warrant Agent for the Old Knology Warrants to comply with any restrictions on transfer applicable to the Old Knology Warrants. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instructions 2 and 5.)

                            GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED -- SEE INSTRUCTIONS 2 AND 5)

Signature(s) Guaranteed by an
Eligible Institution: ------------------------   Date: ------------------------
                      AUTHORIZED SIGNATURE

Name of Eligible Institution
Guaranteeing Signature: ----------------------   Address: ----------------------

Capacity (full title): ------------------------  -------------------------------

Telephone Number: -----------------------------  -------------------------------


--------------------------------------------------------------------------------
                          SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 2, 5 AND 6)

         To be completed ONLY if the NEW KNOLOGY Warrants or any Old Knology Warrants that are not tendered are to be issued in the name of someone other than the registered holder(s) of the Old Knology Warrants whose name(s) appear(s) above.


Issue:
-   Old Knology Warrants not tendered, to:

-   NEW KNOLOGY Warrants,  to:

Name(s) ---------------------------------

Address ---------------------------------

-----------------------------------------


Telephone Number: -----------------------

---------------------------------------------------
     (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 2, 5 AND 6)

         To be completed ONLY if the NEW KNOLOGY Warrants or any Old Knology Warrants that are not tendered are to be sent to someone other than the registered holder(s) of the Old Knology Warrants whose name(s) appear(s) above, or to such registered holder at an address other than that shown above:

Mail:
-   Old Knology Warrants not tendered, to:

-   NEW KNOLOGY Warrants,  to:

Name(s) ----------------------------------

Address ----------------------------------

------------------------------------------


Telephone Number: ------------------------

-----------------------------------------------------
   (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
        (FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER)

         1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; ACCEPTANCE FOR EXCHANGE AND ISSUANCE OF NEW KNOLOGY WARRANTS. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Instruction 11 "Procedures for Tendering Old Knology Warrants." Certificates, or timely confirmation of a book-entry transfer of such Old Knology Warrants into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date, although holders are requested to respond to the Exchange Offer by no later than November 15, 1999. The term "book-entry confirmation" means a timely confirmation of book-entry transfer of Old Knology Warrants into the Exchange Agent's account at DTC. Old Knology Warrants may be tendered in whole or in part.

         NEW KNOLOGY will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

         Subject to the terms and conditions of the Exchange Offer, NEW KNOLOGY will be deemed to have accepted for exchange, and thereby exchanged, Old Knology Warrants validly tendered as, if and when NEW KNOLOGY gives oral or written notice to the Exchange Agent (any such oral notice to be promptly confirmed in writing) of NEW KNOLOGY's acceptance of such Old Knology Warrants for exchange pursuant to the Exchange Offer. NEW KNOLOGY intends to accept all tenders of Old Knology Warrants simultaneously at the Closing of the Old Knology/TELCO Reorganization as described in the Information Statement. NEW KNOLOGY's acceptance for exchange of Old Knology Warrants tendered pursuant to any of the procedures described above will constitute a binding agreement between the tendering holder and NEW KNOLOGY upon the terms and subject to the conditions of the Exchange Offer. The Exchange Agent will act as agent for NEW KNOLOGY for the purpose of receiving tenders of Old Knology Warrants, Letters of Transmittal and related documents, and as agent for tendering holders for the purpose of receiving Old Knology Warrants, Letters of Transmittal and related documents and transmitting NEW KNOLOGY Warrants to holders who validly tendered Old Knology Warrants. If for any reason whatsoever the acceptance for exchange or the exchange of any Old Knology Warrants tendered pursuant to the Exchange Offer is delayed (whether before or after NEW KNOLOGY's acceptance for exchange of Old Knology Warrants), or NEW KNOLOGY extends the Exchange Offer or is unable to accept for exchange or exchange Old Knology Warrants tendered pursuant to the Exchange Offer, then, without prejudice to NEW KNOLOGY's rights set forth herein, the Exchange Agent may, nevertheless, on behalf of NEW KNOLOGY and subject to applicable laws, retain tendered Old Knology Warrants and such Old Knology Warrants may not be withdrawn.

         Upon the terms and subject to the conditions of the Exchange Offer, NEW KNOLOGY will exchange, and will issue to the Exchange Agent, NEW KNOLOGY Warrants for Old Knology Warrants validly tendered promptly after conditions to the Exchange Offer have been satisfied, or if previously satisfied, promptly after valid tender. In all cases, delivery of NEW KNOLOGY Warrants in exchange for Old Knology Warrants tendered and accepted for exchange pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent of
(i) Old Knology Warrants or a book-entry confirmation of a book-entry transfer of Old Knology Warrants into the Exchange Agent's account at DTC; (ii) this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees; and (iii) any other documents required by this Letter of Transmittal. The delivery of NEW KNOLOGY Warrants might not be made to all tendering holders at the same time.

         2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if: (i) this Letter of Transmittal is signed by the registered holder (which shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Knology Warrants) of Old Knology Warrants tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or (ii) such Old Knology Warrants are tendered for the account of a firm that is an Eligible Institution (as defined below). In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

         "Eligible Institution" means a guarantor institution which is a member of one or more of the following recognized signature guarantee programs: (i) The Securities Transfer Agents Medallion Program (STAMP), (ii) The New York Stock Exchange Medallion Signature Program (MSF), or (iii) The Stock Exchange Medallion Program (SEMP).

         3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Knology Warrants Tendered" is inadequate, the Certificate number(s) and/or the amount of Old Knology Warrants and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal.

         4. PARTIAL TENDERS. Tenders of Old Knology Warrants will be accepted in whole or in part. If less than all the Old Knology Warrants evidenced by any Certificate submitted are to be tendered, fill in the amount of Old Knology Warrants which are to be tendered in the box entitled "Amount Tendered (if less than all)." In such case, new certificate(s) for the remainder of the Old Knology Warrants that were evidenced by the old Certificate(s) will be sent to the tendering holder, unless the appropriate boxes on this Letter of Transmittal are completed, promptly after acceptance of the tender by NEW KNOLOGY. All Old Knology Warrants represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Knology Warrants tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) or on a security position listing, without alteration, enlargement or any change whatsoever.

         If any of the Old Knology Warrants tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Old Knology Warrants are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are names in which Certificates are registered.

         If this Letter of Transmittal or any Certificates or warrant powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to NEW KNOLOGY, in its sole discretion, of such persons' authority to so act.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Knology Warrants listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate warrant power(s), signed exactly as the name(s) of the registered owner appear(s) on the Certificate(s), and also must be accompanied by such opinions of counsel, certifications and other information as NEW KNOLOGY or the Warrant Agent for the Old Knology Warrants may require in accordance with the restrictions on transfer applicable to the Old Knology Warrants. Signature(s) on such Certificate(s) or warrant power(s) must be guaranteed by an Eligible Institution.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If NEW KNOLOGY Warrants or Certificates for Old Knology Warrants not exchanged are to be issued in the name of a person other than the signer of this Letter of Transmittal, or are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated. Holders tendering Old Knology Warrants by book-entry transfer may request that Old Knology Warrants not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, Old Knology Warrants not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC.

         7. IRREGULARITIES. NEW KNOLOGY will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Knology

Warrants, which determination shall be final and binding on all parties. NEW KNOLOGY reserves the absolute right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance for exchange of which may, in the view of counsel to NEW KNOLOGY, be unlawful. NEW KNOLOGY also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Information Statement or any defect or irregularity in any tender of Old Knology Warrants of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. NEW KNOLOGY's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Knology Warrants will be deemed to have been validly made until all defects or irregularities with respect to such tender have been cured or waived. Neither NEW KNOLOGY, any affiliates of NEW KNOLOGY, the Exchange Agent, or any other person shall be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

         8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth above. Additional copies of the Information Statement and the Letter of Transmittal may be obtained from the Exchange Agent.

         9. MUTILATED, LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate representing Old Knology Warrants has been mutilated, lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen Certificates have been followed.

         10. SECURITY TRANSFER TAXES. Holders who tender their Old Knology Warrants for exchange will be obligated to pay any transfer taxes in connection therewith. If any such tax applies, unless satisfactory evidence of payment of such transfer tax or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer tax will be billed directly to such tendering holder.

         11. PROCEDURES FOR TENDERING OLD KNOLOGY WARRANTS.

         Valid Tender. Except as set forth below, in order for Old Knology Warrants to be validly tendered pursuant to the Exchange Offer, (i) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees and any other required documents, must be received by the Exchange Agent at the address set forth above prior to the Expiration Date and (ii) tendered Old Knology Warrants must be received by the Exchange Agent, or such Old Knology Warrants must be tendered pursuant to the procedures for book-entry transfer set forth below and a book-entry confirmation must be received by the Exchange Agent, in each case prior to the Expiration Date.

         If less than all of the Old Knology Warrants held by a holder are tendered by such holder, such holder should fill in the amount of Old Knology Warrants being tendered in the appropriate box on this Letter of Transmittal. The entire amount of Old Knology Warrants delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. See Instruction 4.

         If any Letter of Transmittal, endorsement, bond power, power of attorney, or any other document required by this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and unless waived by NEW KNOLOGY, evidence satisfactory to NEW KNOLOGY, in its sole discretion, of such person's authority to so act must be submitted. See Instruction 5.

         Any beneficial owner of Old Knology Warrants that are held by or registered in the name of a broker, dealer, commercial bank, trust company or other nominee or custodian is urged to contact such entity promptly if such beneficial holder wishes to participate in the Exchange Offer.

         THE METHOD OF DELIVERY OF OLD KNOLOGY WARRANTS, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF

THE TENDERING HOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY AND PROPER INSURANCE SHOULD BE OBTAINED. NO LETTER OF TRANSMITTAL OR OLD KNOLOGY WARRANTS SHOULD BE SENT TO NEW KNOLOGY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDERS.

         Book-Entry Transfer. The Exchange Agent will make a request to establish an account with respect to the Old Knology Warrants at DTC for purposes of the Exchange Offer within two business days after the date of the Information Statement. Any financial institution that is a participant in DTC's book-entry transfer facility system may make a book-entry delivery of the Old Knology Warrants by causing DTC to transfer such Old Knology Warrants into the Exchange Agent's account at DTC in accordance with DTC's procedures for transfers. However, although delivery of Old Knology Warrants may be effected through book-entry transfer into the Exchange Agent's account at DTC, this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, must in any case be delivered to and received by the Exchange Agent at its address set forth above prior to the Expiration Date or, alternatively, a computer-generated message, transmitted by means of the book-entry transfer ATOP system and received by the Exchange Agent and forming a part of a book-entry confirmation, in which a holder acknowledges and agrees to be bound by the terms of this Letter of Transmittal, must be sent.

         DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         Signature Guarantees. Certificates for Old Knology Warrants need not be endorsed and signature guarantees on a Letter of Transmittal are unnecessary unless (a) a certificate for Old Knology Warrants is registered in a name other than that of the person surrendering the Certificate or (b) a registered holder completes the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter of Transmittal. In the case of (a) or (b) above, such certificates for Old Knology Warrants must be duly endorsed or accompanied by a properly executed warrant power, with the endorsement or signature on the warrant power and on the Letter of Transmittal guaranteed by an Eligible Institution, unless surrendered on behalf of such Eligible Institution. See Instructions 2 and 5.

         Determination of Validity. All questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tendered Old Knology Warrants will be determined by NEW KNOLOGY, in its sole discretion, which determination shall be final and binding on all parties. NEW KNOLOGY's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding on all parties. See Instruction 7.

         12. CONDITIONS TO THE EXCHANGE OFFER

         Notwithstanding any other provisions of the Exchange Offer or any extension of the Exchange Offer, NEW KNOLOGY will not be required to accept for exchange, or to exchange, any Old Knology Warrants for any NEW KNOLOGY Warrants, and may, at any time and from time to time, terminate the Exchange Offer or waive any conditions to or amend the Exchange Offer in any respect (whether or not any Old Knology Warrants have theretofore been accepted for exchange), as set forth in "Description of the Exchange--Closing Conditions" in the Information Statement.


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